Supplement to the
Fidelity® SAI U.S. Treasury Bond Index Fund
April 29, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2024.
UYB-SUSTK-1024-102 1.9885357.102	October 1, 2024